[PROXY STATEMENT]


                                                             September 23, 1998


Dear Stockholder:

      You are cordially invited to attend the 1998 Annual Meeting of Stockholders of Mystic Financial, Inc. (the "Company"), the holding company for Medford Co-operative Bank (the "Bank"), Medford, Massachusetts, which will be held on October 21, 1998 at The Museum of Our National Heritage in Lexington, Massachusetts, at 10:00 a.m. Eastern Time (the "Annual Meeting").

      The attached Notice of the 1998 Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the Annual Meeting. Directors and officers of the Company, as well as a representative of Wolf & Company, P.C., the accounting firm appointed by the Board of Directors to be the Company's independent auditors for the fiscal year ending June 30, 1999, will be present at the Annual Meeting to respond to appropriate questions.

      The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of the Company and its stockholders and unanimously recommends a vote "FOR" each of these matters.

      Please complete, sign and return the enclosed proxy card promptly whether or not you plan to attend the Annual Meeting. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you are unable to attend.

      On behalf of the Board of Directors and the employees of Mystic Financial, Inc. and Medford Co-operative Bank, we thank you for your continued support.


                                       Sincerely yours,


                                       /s/ JOHN J. MCGLYNN
                                       John J. McGlynn
                                       Chairman of the Board


                             Mystic Financial, Inc.
                                 60 High Street
                          Medford, Massachusetts 02155
                                 (781) 395-2800


               NOTICE OF THE 1998 ANNUAL MEETING OF STOCKHOLDERS
                         To Be Held on October 21, 1998


      NOTICE IS HEREBY GIVEN that the 1998 Annual Meeting of Stockholders (the "Annual Meeting") of Mystic Financial, Inc. (the "Company") will be held on October 21, 1998 at The Museum of Our National Heritage in Lexington, Massachusetts, at 10:00 a.m., Eastern Time, to consider and vote upon:

      1. The election of four directors, three directors to serve for a term of three years and one director to serve a term of one year;

      2. The ratification of the appointment of Wolf & Company, P.C. as independent auditors for the fiscal year ending June 30, 1999; and

      3. Such other matters as may properly come before the Annual Meeting or any adjournment or postponement thereof. The Company is not aware of any other business that may properly come before the Annual Meeting.

      The Board of Directors has fixed August 28, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof.


                                       By Order of the Board of Directors,


                                       /s/ LORRAINE P. SILVA
                                       Lorraine P. Silva
                                       Secretary

Medford, Massachusetts
September 23, 1998


 -----------------------------------------------------------------------------
|  YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IT IS IMPORTANT    |
|  THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU     |
|  OWN. THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND MARK THE ENCLOSED  |
|  PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE. RETURNING THE  |
|  PROXY CARD WILL NOT PREVENT YOU FROM VOTING IN PERSON IF YOU ATTEND THE    |
|  ANNUAL MEETING.                                                            |
 -----------------------------------------------------------------------------


                             MYSTIC FINANCIAL, INC.

                            PROXY STATEMENT FOR THE
                      1998 ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on October 21, 1998


                              GENERAL INFORMATION

General

      This Proxy Statement and accompanying proxy card are being furnished to the stockholders of Mystic Financial, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company from holders of the shares of the Company's issued and outstanding common stock, par value $.01 per share (the "Common Stock"), as of the close of business on August 28, 1998 (the Record Date"), for use at the 1998 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on October 21, 1998 at The Museum of Our National Heritage in Lexington, Massachusetts, at 10:00 a.m., Eastern Time, and at any adjournment or postponement thereof. This Proxy Statement, together with the enclosed proxy card, is first being mailed to stockholders on or about September 23, 1998.

      On January 8, 1998, the Company became the holding company for Medford Co-operative Bank (the "Bank") upon completion of the conversion of the Bank from the mutual form of organization into the stock form of organization (the "Conversion"). The Company, a Delaware corporation, operates as a bank holding company for its wholly-owned subsidiary, the Bank.

Record Date and Voting Rights

      The Board of Directors of the Company has fixed the close of business on August 28, 1998 as the Record Date for the determination of the Company's stockholders entitled to notice of and to vote at the Annual Meeting. Accordingly, only holders of record of shares of Common Stock at the close of business on such date will be entitled to vote at the Annual Meeting. On the Record Date, there were 2,573,555 shares of Common Stock issued and outstanding. The presence of the holders of at least a majority of the total number of the outstanding shares of Common Stock of the Company entitled to vote, represented in person or by proxy, is necessary to constitute a quorum.

      Each holder of shares of Common Stock outstanding on the Record Date will be entitled to one vote for each share of capital stock registered in his or her name on the transfer books or records of the Company at the Annual Meeting and at any adjournment or postponement thereof.

      All properly executed proxies received by the Company will be voted in accordance with the instructions indicated thereon. If no instructions are given, executed proxies will be voted FOR election of each of the four nominees for director and FOR each other proposal identified in the Notice of the 1998 Annual Meeting of Stockholders. Management is not aware of any matters other than those set forth in the Notice of the 1998 Annual Meeting of Stockholders that may be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.

Vote Required

      The vote required for each proposal is set forth in the discussion of the proposal under the caption "--Vote Required."

Revocability of Proxies

      A proxy may be revoked at any time before it is voted by filing with the Company a duly executed instrument revoking the proxy or by submitting a duly executed proxy bearing a later date. A proxy may also be revoked by attending and voting at the Annual Meeting or any adjournment or postponement thereof, if a written revocation is filed with the secretary of the Annual Meeting prior to the voting of such proxy.

      If you are a stockholder whose shares are not registered in your own name, you will need appropriate documentation from your stockholder of record to vote personally at the Annual Meeting. Examples of such documentation would include a broker's statement, letter or other document that will confirm your ownership of shares of the Company.

Solicitation of Proxies

      The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of mail, proxies may be solicited by officers, directors or employees of the Company and the Bank, by telephone or through other forms of communication. The Company will also request persons, firms and corporations holding shares in their names or in the name of their nominees, which are beneficially owned by others, to send proxy materials to and obtain proxies from such beneficial owners, and will reimburse such holders for reasonable expenses incurred in connection therewith. In addition, the Company has retained MacKenzie Partners, Inc. to assist in the solicitation of proxies, which firm will be paid a fee of $2,500, plus out-of-pocket expenses.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Principal Stockholders of the Company

      The following table sets forth, as of July 1, 1998, certain information as to Common Stock beneficially owned by persons owning in excess of 5% of the outstanding shares of Common Stock. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Company's outstanding shares of Common Stock as of July 1, 1998. The information provided in the following table was obtained from filings with the Securities and Exchange Commission (the "SEC") and with the Company pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Addresses provided are those listed in the filings as the address of the person authorized to receive notices and communications. For purposes of the table below and the table set forth under "Security Ownership of Management," in accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner of any shares of Common Stock (1) over which such person has or shares, directly or indirectly, voting or investment power, or (2) of which such person has the right to acquire beneficial ownership at any time within 60 days after July 1, 1998. As used herein, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of such shares.

                                       Name and Address of          Amount and Nature of
       Title of Class                    Beneficial Owner           Beneficial Ownership    Percent
       --------------            -------------------------------    --------------------    -------

Common Stock, $.01 par value     Mystic Financial, Inc. Employee         216,890(1)          8.0%
                                 Stock Ownership Plan Trust
                                 Marine Midland Bank
                                 140 Broadway
                                 New York, NY 10005

-------------------
<F1>  The Mystic Financial, Inc. Employee Stock Ownership Plan ("ESOP") is
      administered by the compensation committee of the Company's Board of Directors (the "Compensation Committee"). The ESOP's assets are held in a trust (the "ESOP Trust"), for which Marine Midland Bank, serves as trustee (the "ESOP Trustee"). The ESOP Trust purchased these shares with funds borrowed from the Company, initially placed these shares in a suspense account for future allocation and intends to allocate them to employees participating in the ESOP over a period of years as its acquisition debt is retired. The ESOP Trustee is the beneficial owner of the shares held in the ESOP Trust. The terms of the ESOP Trust Agreement provide that, subject to the ESOP Trustee's fiduciary responsibilities under the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the ESOP Trustee will vote, tender or exchange shares of Common Stock held in the ESOP Trust in accordance with the following rules. The ESOP Trustee will vote, tender or exchange shares of Common Stock allocated to participants' accounts in accordance with instructions received from the participants. However, since annual allocations under the ESOP will occur on an annual basis as of December 31, as of July 1, 1998, no shares of Common Stock held by the ESOP Trust have been allocated to eligible participants. Because no shares have been allocated to the ESOP participants as of August 28, 1998, the Record Date, the ESOP Trustee will vote the shares of Common Stock held in the ESOP Trust in the best interests of its participants and beneficiaries and consistent with its fiduciary duties in accordance with ERISA. In the future, the ESOP Trustee will generally vote allocated shares in accordance with participants' instructions, and will vote allocated shares as to which no instructions are received, and any shares that have not been allocated to participants' accounts, in the same proportion as the allocated shares with respect to which the ESOP Trustee receives instructions and voted. The Compensation Committee has sole investment power, except in limited circumstances, but no voting power over, the Common Stock held in the ESOP Trust.

Security Ownership of Management

      The following table sets forth information with respect to the shares of Common Stock beneficially owned by each director of the Company, by each named executive officer of the Company identified in the Summary Compensation Table included elsewhere herein, and all directors and executive officers of the Company as a group, as of July 1, 1998. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of Common Stock indicated.

                                                                        Amount and
                                                                        Nature of       Percent of
                                             Position with              Beneficial     Common Stock
              Name                           the Company(1)            Ownership(2)    Outstanding
--------------------------------    -------------------------------    ------------    ------------

Julie Bernardin                     Director                              2,200(3)        0.08%

Ralph W. Dunham                     Executive Vice President, Chief       6,000(4)        0.22%
                                    Financial Officer and Treasurer

John A. Hackett                     Director                              5,000(5)        0.18%

Richard M. Kazanjian                Director                             18,000(6)        0.66%

John W. Maloney                     Director                                100(7)        0.01%

John J. McGlynn                     Chairman of the Board                10,800(8)        0.40%

Lorraine P. Silva                   Director                             20,000(9)        0.74%

Robert H. Surabian                  President, Chief Executive           60,000(10)       2.21%
                                    Officer and Director

Robert B. Risman                    Director Emeritus                    10,000           0.37%
                                                                        -------
All directors and executive                                             348,990(11)      12.87%
 officers as a group (7 persons)

-------------------
<F1>  Titles are for both the Company and the Bank.

<F2>  See "Principal Stockholders of the Company" for a definition of
      "beneficial ownership." All persons shown in the above table have sole voting and investment power, except as otherwise indicated.

<F3>  Includes 1,700 shares held in Ms. Bernardin's individual retirement account ("IRA").

<F4>  Includes 1,584 shares held in Mr. Dunham's IRA and 200 shares held by
      Mr. Dunham as custodian for his two children.

<F5>  Includes 2,500 shares held in Mr. Hackett's IRA and 2,500 shares held in his spouse's IRA.

<F6>  Includes 14,600 shares jointly owned by Mr. Kazanjian and his spouse,
      2,400 shares held in Mr. Kazanjian's IRA and 1,000 shares held in his spouse's IRA.

<F7>  Mr. Maloney joined the board of directors on August 26, 1998. Mr.
      Maloney's stock ownership is disclosed as of this date.

<F8>  Includes 9,000 shares jointly owned by Mr. McGlynn and his spouse and
      1,800 shares owned by Mr. McGlynn's spouse.

<F9>  Includes 20,000 shares jointly owned by Ms. Silva and her spouse.

<F10> Includes 30,000 shares owned by Mr. Surabian's spouse.

<F11> The amount of shares for all directors and executive officers as a group includes 216,890 shares held by the ESOP Trust that have not been allocated to eligible participants as of July 1, 1998, over which the Compensation Committee (consisting of Mr. Hackett, Mr. McGlynn and Ms. Silva) may be deemed to have sole "investment power," except in limited circumstances, thereby causing each such committee member to be deemed a beneficial owner. Each such person disclaims beneficial ownership of these shares. The individual participants in the ESOP have shared voting power with the ESOP Trustee with respect to the unallocated shares held in the ESOP Trust.

                              -------------------

                                  PROPOSAL 1

                             ELECTION OF DIRECTORS

                              -------------------


General

      The Certificate of Incorporation and Bylaws of the Company provide for the election of directors by the stockholders. For this purpose, the Board of Directors of the Company is divided into three classes with respect to term of office, each class to contain, as near as may be possible, one-third of the entire number of the Board, with the terms of office of one class expiring at each annual meeting of stockholders. At each annual meeting of stockholders, the successors to the class of directors (other than directors elected by holders of shares of one or more series of preferred stock, of which there currently are none) whose term expires at that time shall be elected by the stockholders to serve for a term of three years. There are currently seven directors of the Company.

      The terms of three directors expire at the Annual Meeting. Each of the three incumbent directors, Lorraine P. Silva, John A. Hackett and Julie Bernardin, has been nominated by the Board of Directors to be re-elected at the Annual Meeting for a three-year term expiring at the annual meeting of stockholders to be held in 2001, or when their successors are otherwise duly elected and qualified. Mr. Frederick N. Dello Russo has been nominated by the Board of Directors to be elected to a one year term expiring at the annual meeting of stockholders to be held in 1999, or when his successor is otherwise duly elected and qualified. Each nominee has consented to being named in this Proxy Statement and to serve if elected. The terms of the remaining two classes of directors expire at the annual meetings of stockholders to be held in 1999 and the year 2000, or when their successors are otherwise duly elected and qualified.

      In the event that any nominee for election as a director at the Annual Meeting is unable or declines to serve, which the Board of Directors has no reason to expect, the persons named in the Proxy Card will vote with respect to a substitute nominee. Such substitute shall be designated by the incumbent Board of Directors by delivery to the Secretary, not fewer than five (5) days prior to the date of the Annual Meeting, of a written notice of substitution.

Vote Required

      Directors are elected by a plurality of the votes cast by each class of shares entitled to vote at a meeting of stockholders which are present and entitled to vote in the election at the Annual Meeting. The holders of Common Stock may not cumulate their shares for the election of directors. Shares underlying broker non-votes will not be counted as having been voted in person or by proxy and will have no effect on the election of directors.

Information as to Nominees and Continuing Directors

      The following table sets forth certain information with respect to each nominee for election as a director and each director whose term does not expire at the Annual Meeting ("Continuing Director"). There are no arrangements or understandings between the Company and any director or nominee pursuant to which such person was elected or nominated to be a director of the Company. For information with respect to security ownership of directors, see "Security Ownership of Certain Beneficial Owners and Management -- Security Ownership of Management."

                                         Director     Term           Position(s) Held with the
Nominees                       Age(1)    Since(2)    Expires           Company and the Bank
---------------------------    ------    --------    -------    ----------------------------------

Lorraine P. Silva(3)             67        1983       2001      Director and Secretary
John A. Hackett(3)               58        1983       2001      Director
Julie Bernardin(3)               56        1994       2001      Director
Frederick N. Dello Russo(4)      54        ----       1999      Director

Continuing Directors
---------------------------

Richard M. Kazanjian             62        1984       1999      Director
John J. McGlynn                  76        1966       2000      Director and Chairman of the Board
Robert H. Surabian               62        1967       2000      Director
John W. Maloney                  58        1998       1999      Director

-------------------
<F1>   As of June 30, 1998.

<F2>   Includes service as a Director with the Bank prior to the Company's incorporation in 1997.

<F3>   Nominees for a three-year term expiring in 2001.

<F4>   Nominee for a one-year term expiring in 1999.

      The principal occupation and business experience of each nominee for election as director and each Continuing Director is set forth below. Unless otherwise indicated, each of the following persons has held his present position for the last five years.

Nominees for Election as Director

      Lorraine P. Silva is the current Secretary of the Company. Ms. Silva was employed by the Bank for 28 years and has been retired since 1988. Ms. Silva has been a director of the Bank since 1983.

      John A. Hackett is the President and owner of J.J. Ruddy Insurance Agency, Inc., Medford, Massachusetts, which he has owned for 36 years. He has served on the Board of Directors of the Bank since 1983.

      Julie Bernardin is a Principal at J.B. Consulting, Medford,
Massachusetts, a sole proprietorship, which provides management and organizational consulting services, including career counseling and small business consulting. Ms. Bernardin was appointed to the Board of Directors in 1994.

      Frederick N. Dello Russo has been the owner and operator of Dello Russo Funeral Services, Inc., Medford, Massachusetts since 1978 and the owner and operator of McLaughlin Funeral Home, Woburn, Massachusetts since 1995. Mr. Dello Russo is being nominated to serve a one year term ending in 1999.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH NOMINEE AS DIRECTOR.

Continuing Directors

      John J. McGlynn is the Chairman of the Board of Directors. Mr. McGlynn was elected Chairman of the Board in 1992. Mr. McGlynn is the retired Commissioner of the Public Employee Retirement Administration for the Commonwealth of Massachusetts in which he was responsible for the regulation of all the retirement systems in the Commonwealth, municipal, state, teachers, counties and authorities. Mr. McGlynn is also a former member of the Pension Reserves Investment Management Board, an eight member board which oversaw the investments of $7.7 billion in reserve pension funds.

      Robert H. Surabian is the President and Chief Executive Officer. He has been President since 1979 and was named Chief Executive Officer in 1991.

      Richard M. Kazanjian is a Principal of Consolidated Realty Trust, Medford, Massachusetts, and a General Partner in Wellington Realty, Medford, Massachusetts.

      John W. Maloney is the owner and treasurer of Arlex Oil Corporation, Lexington, Massachusetts, which has been in the business of heating homes and businesses for over 50 years.

      Robert B. Risman, Director Emeritus of the Bank, has been owner of Risman Real Estate, Medford, Massachusetts, since 1959, which provides residential sales and property management services. As Director Emeritus, Mr. Risman is a non-voting member of the Board of Directors.

Meetings and Committees of the Board of Directors of the Company and the Bank

      The Board of Directors of each of the Company and Bank meet on a monthly basis and may have additional special meetings from time to time. During the fiscal year ended June 30, 1998, the Board of Directors of the Bank met 18 times, and the Company's Board of Directors met 7 times. No current director attended fewer than 75% of the total number of board meetings and committee meetings of which such director was a member.

      The Company has established the following committees of its Board of
Directors:

      The Compensation Committee consists of Directors Hackett, McGlynn and Silva. This Committee provides advice and recommendations to the Board in areas of employee salaries and directors' compensation. Mr. Hackett serves as Chairperson. This Committee met three times in fiscal 1998.

      The Audit Committee consists of Directors Silva, Bernardin and Kazanjian. This Committee did not meet in fiscal 1998. Ms. Silva serves as Chairperson.

      The Finance Committee of the Bank consists of Directors Silva, Bernardin and Kazanjian. This Committee met on a monthly basis in fiscal 1998. Ms. Silva serves as Chairperson.

Executive Officers

      The following individuals are executive officers of the Company and hold the offices set forth below opposite their names.

      Name                   Position Held with the Company
      ------------------     -------------------------------------------------

      Robert H. Surabian     President and Chief Executive Officer
      Ralph W. Dunham        Executive Vice President, Chief Financial Officer
                             and Treasurer
      Lorraine P. Silva      Secretary

      The executive officers of the Company are elected annually and hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors. The Company has entered into Employment Agreements with certain of its executive officers which set forth the terms of their employment. See "--Employment Agreements."

      Biographical information of executive officers of the Company or the Bank who are not directors is set forth below.

      Thomas G. Burke, age 51, has served as Senior Vice President and Commercial Loan Officer of the Bank since 1995. He is responsible for all commercial lending and supervision of the commercial loan department. Mr. Burke was employed at Medford Savings Bank from 1990 to 1995, where he was a Vice President and a Commercial Loan Officer.

      Ralph W. Dunham, age 42, has served as Executive Vice President since 1997 and the Chief Financial Officer of the Bank since 1988. He has also served as the Executive Vice President, Chief Financial Officer and Treasurer of the Company since 1997. As Chief Financial Officer, he is responsible for the overall financial management of the Company and its subsidiary. Mr. Dunham is an attorney and a certified public accountant.

      Deborah A. McNeill, age 43, has served as Senior Vice President since 1996 and Treasurer of the Bank since 1993. She has been an employee of the Bank for 25 years. Her present duties include directing and coordinating the operation of the accounting and operations department.

      Henry T. Sampson, age 50, has served as Senior Vice President of the Bank since 1992 and the Chief Residential Loan Officer of the Bank since 1993. Mr. Sampson is responsible for all non-commercial lending and supervision of the lending department and has been an employee of the Bank for 18 years.


                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Report of Compensation Committee

      The following Report of the Company's Compensation Committee is provided in accordance with the rules and regulations of the SEC. Pursuant to such rules and regulations, this Report shall not be deemed "soliciting material," filed with the SEC subject to Regulation 14A or 14C of the SEC or subject to the liabilities of Section 18 of the Exchange Act.

      Mystic Financial, Inc. (the "Company") was formed in 1997 for the purpose of becoming the holding company for Medford Co-operative Bank (the "Bank") in a stock conversion that took effect in January 1998. For the fiscal year ended June 30, 1998, substantially all of the business of the Company was conducted through the Bank. During such fiscal year, the Company's Chief Executive Officer and other executive officers served as the Chief Executive Officer and executive officers, respectively, of the Bank and performed substantially all of their services in connection with the management and operation of the Bank. As a result, all compensation of the Chief Executive Officer and all other executive officers for such period was paid by the Bank and determined by the Board of Directors of the Bank on the recommendation of its Compensation Committee (the "Compensation Committee").

            Compensation Committee Report on Executive Compensation

      The Compensation Committee of the Company annually reviews and recommends changes to the compensation levels of the executive officers to the Board of Directors. The Compensation Committee continues to review the compensation program to better reflect the Company's public company status. It is intended that the executive compensation program will enable the Company and the Bank to attract, develop and retain strong executive officers who are capable of maximizing the Company's performance for the benefit of its stockholders.

      It is the Company's policy to cause its executive officers to be compensated, either directly or through its affiliates, using a combination of cash compensation, consisting of a base salary and discretionary bonus payments, participation in the Bank's fringe benefit plans and participation in the Company's ESOP. These elements are intended to provide an overall compensation package that is commensurate with the Company's financial resources, that aligns the executives' financial interests with those of the Company's stockholders and that is responsive to the immediate and long-term needs of the executive officers and their families. The compensation practices of other community banks in the Boston and New England area are considered in establishing the overall level of compensation and the components of the compensation package; however, it has not been a goal or policy to set compensation at levels designed to achieve a predetermined percentile ranking among an identified group of peer institutions.

      The Board of Directors of the Company accepted without modification all of the Compensation Committee's recommendations on executive compensation. The Compensation Committee reviews salary and bonus levels annually in December. The composition of the Bank's Compensation Committee is the same as that of the Company's Compensation Committee.

Base Salary and Bonus

      For the year ended June 30, 1998, base salaries of all executive officers were set at levels determined, in the subjective judgment of the Compensation Committee, to be commensurate with the executive officers' customary respective duties and responsibilities and to enable them to maintain appropriate standards of living within their communities. The Compensation Committee has also utilized discretionary bonus payments to ensure that compensation levels remain competitive with those of similar institutions in the Bank's market area and to reflect cost of living increases. Fringe benefit programs, consisting of life, disability and group health insurance coverages, are designed to provide for the health and welfare of the executives and their families as well as for their long-term financial needs. The Company also pays its CEO a stipend to cover premiums on an insurance policy owned by the CEO. The determination of the Chief Executive Officer's compensation for the fiscal year ended June 30, 1998 was based on the same general principles applied to other executive officers.

      The Company currently uses stock based compensation so that management's interests are aligned with shareholders' interests in the enhancement of shareholder value. All executive officers participated in the Company's
ESOP for the fiscal year ended June 30, 1998. Each executive officer has an individual account within the ESOP Trust, which is invested primarily in employer securities, with the result that a portion of each executive officer's long-term retirement savings is tied to the performance of the Bank and the Company. The Company currently expects to propose a stock option and restricted stock plan to be used, among other things, to increase the proprietary interest of management in the Company.

      In addition to the compensation paid to executive officers as described above, executive officers received certain benefits pursuant to the 401(k) Plan and the Pension Plan. In addition, the Chief Executive Officer will receive certain benefits under the Company's nonqualified benefit restoration plan that are otherwise limited by Internal Revenue Service caps on qualified plans.


                                       COMPENSATION COMMITTEE OF
                                        MYSTIC FINANCIAL, INC.

                                             John A. Hackett
                                             John J. McGlynn
                                             Lorraine P. Silva

Compensation Committee Interlocks and Insider Participation

      The Compensation Committee consists of Messrs. Hackett, McGlynn and Ms. Silva. There are no other interlocks, as defined under the rules and regulations of the SEC, between members of the Compensation Committee or executive officers of the Company and corporations with respect to which such persons are affiliated, or otherwise.


Performance Graph

      The following graph compares the Company's total cumulative stockholder return from January 8, 1998, the date of the Company's initial public offering, to June 30, 1998, to the total return for the Nasdaq National Market Composite Index and the total return for the Nasdaq Bank Stock Index, which is an index for publicly traded institutions that trade on Nasdaq.

                                  1/8/98    2/28/98    3/31/98    4/30/98    5/31/98    6/30/98
                                  ------    -------    -------    -------    -------    -------

Mystic Financial, Inc.            100.00    170.00     176.87     170.00     152.50     146.26
Nasdaq Market Composite Index     100.00    114.28     118.53     120.55     114.15     121.83
Nasdaq Bank Stock Index           100.00    107.21     112.35     113.88     111.17     107.61

                   Assumes $100 Invested on January 8, 1998


There can be no assurance that stock performance will continue into the future with the same or similar trends depicted in the graph above.

Directors' Compensation

      Fee Arrangements. Currently, each director of the Bank receives an annual retainer of $7,200, fees of $200 per Board meeting attended, and fees ranging from $650 to $950 monthly for committee meetings. The Chairman of the Board also receives an additional $6,000 annual retainer. Total directors fees for fiscal 1998 were $68,200 and total committee fees were $62,870. Directors of the Company do not receive compensation for their services as such but will participate in a stock option plan and a restricted stock plan expected to be implemented by the Company.

Executive Compensation

      Cash Compensation. The following table sets forth the cash compensation paid by the Bank for services rendered in all capacities during the fiscal years ended June 30, 1997, and 1998, to the President and Chief Executive Officer and all executive officers of the Bank who received aggregate salary and bonus in excess of $100,000 (each a "Named Executive Officer").

                           Summary Compensation Table

                                                              Annual Compensation(1)(2)
                                      ------------------------------------------------------------------------
                                                                          Other
                                                                          Annual        LTIP       All Other
                                                                       Compensation    Payouts    Compensation
   Name and Principal Positions       Year    Salary($)    Bonus($)       ($)(3)       ($)(4)        ($)(5)
----------------------------------    ----    ---------    --------    ------------    -------    ------------

Robert H. Surabian,                   1998     153,360      47,000          --           --          8,112
President and Chief Executive         1997     148,896      37,000          --           --          7,500
Officer

Ralph W. Dunham                       1998      98,633      10,000          --           --          5,367
Chief Financial Officer, Executive    1997      93,600       9,400          --           --          4,750
Vice President and Treasurer

-------------------
<F1>  Under Annual Compensation, the column titled "Salary" includes base salary and payroll deductions for health insurance under the Bank's health insurance plan and pre-tax contributions to the Bank's 401(k) Plan. The amounts under "Bonus" include a stipend of $17,500 to be paid annually for a ten year period by the Bank to the Chief Executive Officer to cover premiums due on a life insurance policy owned by the Chief Executive Officer. The Chief Executive Officer pays all taxes required on these payments which are reported on the IRS Form W-2 issued to the Officer. Directors' fees are not paid to the Chief Executive Officer who is a member of the Board of Directors.

<F2>  Compensation received in 1997 by each Named Executive Officer was only for services provided to the Bank. In 1998, the compensation of each Named Executive Officer was for services provided to both the Bank and the Company.

<F3>  For 1998 and 1997, there were no: (a) perquisites with an aggregate value for each Named Executive Officer in excess of the lesser of $50,000 or 10% of the total of the Officer's salary and bonus for the year; (b) payments of above-market preferential earnings on deferred compensation;
      (c) payments of earnings with respect to long-term incentive plans prior to settlement or maturation; or (d) preferential discounts on stock.

<F4>  During 1998 and 1997, the Bank did not maintain any restricted stock, stock option or other long-term incentive compensation plans.

<F5>  Includes matching contributions made by the Bank to the 401(k) Plan on each Named Executive Officer's behalf.

Employment Agreements

      Employment Agreements with the Company and Two Senior Executives. Effective as of January 8, 1998, the Company entered into Employment Agreements with each of Messrs. Surabian and Dunham (the "Senior Executives"), on behalf of both the Company and the Bank. These Employment Agreements establish the respective duties and compensation of the Senior Executives and are intended to ensure that the Company and the Bank will be able to maintain a stable and competent senior executive management team. The continued success of the Company and the Bank depends to a significant degree on the skills and competence of these Senior Executives.

      The Employment Agreements provide for a three-year term for Messrs. Surabian and Dunham. The term of the Employment Agreement between the Company and Mr. Surabian will be automatically extended on a daily basis so that the remaining term of this Agreement will always be three years unless written notice of non-renewal is given by the Board or the Senior Executive. The Company's Employment Agreement with Mr. Dunham provides that, commencing on the Agreement's first anniversary date and continuing each anniversary date thereafter, the Board may, with the Senior Executive's concurrence, extend the Employment Agreement for an additional year, so that the remaining term will be three years, after conducting a performance evaluation of the Senior Executive. Both Employment Agreements provide that the Senior Executive's base salary will be reviewed annually. The base salaries for Messrs. Surabian and Dunham as of July 1, 1998 were $153,360 and $101,288, respectively. In addition to the base salary, the Employment Agreements provide for, among other things, entitlement to participation in pension, savings, incentive and welfare benefit plans and eligibility for fringe benefits applicable to executive personnel such as fees for club and organization memberships deemed appropriate by the Company and the Senior Executive. The Employment Agreements provide for termination by the Company at any time for cause as defined in the Employment Agreements.

      In the event of the termination of the Senior Executive's employment with the Company and the Bank for reasons other than for cause, death or disability, or in the event of the Senior Executive's resignation from the Company and the Bank for certain reasons specified in the Employment Agreements, the Senior Executive would be entitled to a lump sum cash payment in an amount equal to the present value of the remaining base salary payments due to the Senior Executive for the remaining term of the Agreement. However, in the event a Senior Executive's employment terminates following a change in control of the Company, for purposes of computing the lump sum severance amount payable, the remaining term of each Executive's Employment Agreement will be deemed to be three years. The Agreements also provide for the Company (or the Bank, if applicable) to continue the Senior Executive's life, health and disability insurance coverage for the remaining term of the Employment Agreement. In addition to the foregoing severance benefits, the Company's Employment Agreement with Mr. Surabian provides for him to receive the bonus payments and additional contributions or benefits he would have earned under any employee benefit plan of the Company or the Bank during the remaining term of his Employment Agreement as well as the payments that would have been made under any incentive compensation plan during the remaining term of his Employment Agreement. In general, for purposes of the Employment Agreements, the ESOP and any plans to be maintained by the Company or the Bank, a "change of control" will generally be deemed to occur when a person or group of persons acting in concert acquires beneficial ownership of 25% or more of any class of equity security of the Company or the Bank, upon stockholder approval of a merger or consolidation or a change of the majority of the Board of Directors of the Company or the Bank, or liquidation or sale of substantially all the assets of the Company or the Bank.

      Payments to the Senior Executives under the Company's Employment Agreements may be paid by either the Bank or the Company and thus are not duplicative; the Employment Agreements provide that the Company will guarantee that all payments to the Senior Executives will be made as provided under the Employment Agreements. The Senior Executives would be entitled to reimbursement of certain costs incurred in interpreting or enforcing the Employment Agreements.

      Cash and benefits paid to a Senior Executive under the Employment Agreements together with payments under other benefit plans following a "change of control" of the Company or the Bank may constitute an "excess parachute" payment under Section 280G of the Code, resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The Company's Employment Agreements include a provision indemnifying each Senior Executive on an after-tax basis for any "golden parachute" excise taxes.

      Effective as of June 6, 1998, the Company amended Mr. Surabian's Employment Agreement to provide him with a special benefit in the event of his retirement from the service of the Company during the term of his Agreement. Prior to this amendment (hereinafter, the "Amendatory Agreement"), Mr. Surabian's Employment Agreement did not provide him with retirement benefits in addition to those available through participation in the savings and pension plans of the Company and the Bank (described below). Pursuant to the Amendatory Agreement, if Mr. Surabian retires during the term of his Employment Agreement, he would be entitled to receive a lump sum retirement benefit payable by the Company equal to the dollar value of the total number of shares of Common Stock expected to be allocated to Mr. Surabian under the ESOP during the full term of the ESOP's ten-year loan. The retirement benefit payable to Mr. Surabian under the Amendatory Agreement would be calculated by: (i) projecting the total number of shares of Common Stock to be allocated to Mr. Surabian's ESOP account balance during the ten-year term of the ESOP's loan, (ii) reducing such projection by the number of shares actually allocated to Mr. Surabian's account in the ESOP, and then by (iii) multiplying the remaining number of shares by the average price ("Average Price") of a share of the Company's Common Stock determined over the twelve calendar quarters immediately preceding Mr. Surabian's retirement. The supplemental benefit would be payable from the Company's general assets.

Benefits

      Employee Stock Ownership Plan and Trust. The Company has established, and the Bank has adopted, an ESOP and related trust, effective as of January 1, 1998. Substantially all employees of the Bank or the Company who have attained age 21 and have completed one year of service may be eligible to become participants in the ESOP. The ESOP purchased eight percent (8%) (216,890 shares) of the Common Stock issued by the Company in the Conversion with funds borrowed from the Company. Although contributions to the ESOP are discretionary, the Company or the Bank intends to make annual contributions to the ESOP in an aggregate amount at least equal to the principal and interest requirement on the debt. This loan is for a term of 10 years, bears interest at the rate of 8% per annum and calls for level annual payments of principal and interest designed to amortize the loan over its term. The loan also permits optional pre-payment. The Company and the Bank may make additional annual contributions to the ESOP to the maximum extent deductible for federal income tax purposes.

      Shares purchased by the ESOP have been pledged as collateral for the loan, and will be held in a suspense account until released for allocation among participants in the ESOP as the loan is repaid. The pledged shares will be released annually from the suspense account in an amount proportional to the repayment of the ESOP loan for each plan year. The released shares will be allocated among the accounts of participants on the basis of the participant's compensation for the year of allocation. Benefits generally become vested at the rate of 20% per year with vesting beginning after an employee's completion of three years of service and full vesting to occur after seven years of service. Participants also become immediately vested upon termination of employment due to death, retirement at age 65 or older, permanent disability or upon the occurrence of a change of control. Forfeitures will be reallocated among remaining participating employees, in the same proportion as contributions. Vested benefits may be paid in a single sum or installment payments and are payable upon death, retirement at age 65 or older, disability or separation from service. As of June 30, 1998, no allocations were made to participants' accounts since the ESOP operates on a calendar plan year. The first allocations to participants under the ESOP will be made effective as of December 31, 1998.

      In connection with the establishment of the ESOP, the Compensation Committee was appointed to administer the ESOP and Marine Midland Bank was appointed as the ESOP's trustee. The Compensation Committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees. Under the ESOP, unallocated shares will be voted in a manner calculated to most accurately reflect the instructions it has received from participants regarding the allocated stock as long as such vote is in accordance with the provisions of ERISA.

      The ESOP may purchase additional shares of Common Stock in the future, in the open market or otherwise, and may do so either on a leveraged basis with borrowed funds or with cash dividends, periodic employer contributions or other cash flow. Whether such purchases will be made and the terms and conditions of any such purchases will be determined by the ESOP's fiduciaries taking into account such factors as they consider relevant at the time, including their judgment as to the attractiveness of the Common Stock as an investment, the price at which Common Stock may be purchased and, in the case of leveraged purchases, the terms and conditions on which borrowed funds are available and the willingness of the Company or the Bank to offer purchase money financing or guarantee purchase money financing offered by third parties.

      Pension Plan. The Pension Plan provides a benefit for all eligible Bank employees, including the Named Executive Officers listed in the Summary Compensation Table above. The benefit is equal to an amount (A) the participant's accrued benefit under the applicable Prior Plan determined as of December 31, 1988 plus (B) one percent (1%) of the participant's "Final Average Compensation" (defined to mean a participant's highest compensation averaged over three years) plus (C) one-half of one percent (.5%) of the participant's Final Average Compensation in excess of covered compensation multiplied by the participant's benefit service after December 31, 1988. A participant will become incrementally vested in their accrued benefit under the Pension Plan at a rate of 20% each year beginning after two years of service with the Bank, with full vesting to occur after six years of service or earlier termination of employment due to disability, death or attainment of normal retirement age. The Pension Plan is funded by the Bank on an actuarial basis and all assets are held in trust by the trustee.

      The following table illustrates the annual benefit payable upon normal retirement at age 65 in the form of a single life annuity, with no offset for Social Security benefits, under the Pension Plan at various levels of compensation and years of service under the Plan:

                           Years of Service at Retirement
    Final Average     ----------------------------------------
    Compensation        10         15         20         25
    -------------     -------    -------    -------    -------

     $ 50,000         $ 7,500    $11,250    $15,000    $18,750
       75,000          11,250     16,875     22,500     28,125
      100,000          15,000     22,500     30,000     37,500
      125,000          18,750     28,125     37,500     46,875
      150,000(1)       22,500     33,750     45,000     56,250
      175,000(1)       26,250     39,375     52,500     65,625
      200,000(1)       30,000     45,000     60,000     75,000

-------------------
<F1>  These are hypothetical benefits based on the Pension Plan's normal retirement benefit formula. The benefits shown above do not reflect an offset for Social Security benefits and there are no other offsets. For the Pension Plan year ended December 31, 1997, the annual compensation for calculating benefits may not exceed $160,000 (as adjusted for subsequent years pursuant to Code provisions).

      The following table sets forth the years of credited service determined as of December 31, 1997, the end of the 1997 plan year, for each Named Executive Officer listed in the Summary Compensation Table. The accrued benefit of each Named Executive Officer under the Pension Plan is determined on the basis of each Officer's "Years of Credited Service" shown below, and his "Final Average Compensation," as defined above. Each Named Executive Officer's "Final Average Compensation" includes the amounts listed under the "Salary" and "Bonus" columns of the Summary Compensation Table.

                                          Years of
                                      Credited Service
                                      ----------------
                                      Years     Months
                                      -----     ------

            Mr. Surabian ........      19          1
            Mr. Dunham ..........       9         10

      401(k) Plan. The 401(k) Plan permits eligible employees to save for retirement by making pre-tax and post-tax contributions to the Plan of up to twelve percent (12%) of the annual salary paid to them by the Bank. Pre-tax and post-tax contributions made by participants are eligible to be "matched" by employer contributions made by the Bank on each participating employee's behalf. Under the 401(k) Plan, the Bank will make a 50% "matching" contribution for each pre-tax contribution made by a participant up to 5%
of the participant's total annual salary. An employee will always be 100% vested in any pre-tax or post-tax contributions he makes to the 401(k) Plan and will become incrementally vested in any matching contributions made on his behalf at a rate of 20% for each year of service with the Bank, with initial vesting to begin after two years of service and full vesting to occur after six years of service or upon earlier disability, death or attainment of normal retirement age. Distributions may be made at the election of a participant in either a single lump sum payment or installments, as provided in the Plan.

      Benefit Restoration Plan. During the fiscal year ended June 30, 1998, the Company adopted the Benefit Restoration Plan of Mystic Financial, Inc. ("BRP") in order to provide the chief executive officer of the Company selected by the Board with the benefits that would be due to such executive under the Pension Plan, the 401(k) Plan and the ESOP if such benefits had not been limited by certain statutory restrictions under the Code.

      The Company intends to establish an irrevocable "grantor trust" for use in connection with the BRP. The assets of such "grantor trust" would be considered part of the general assets of the Company and subject to the claims of its general creditors. Earnings on the trust's assets would be taxable to the Company.

Transactions with Certain Related Persons

      The Bank has made loans or extended credit to executive officers and directors and also to certain persons related to executive officers and directors. All such loans were made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public, nor did they involve more than the normal risk of collectibility or present other unfavorable features. The outstanding principal balance of such loans to directors, executive officers and their associates totaled $931,000 or 3.8% of the Bank's total equity at June 30, 1998.

      The Company intends that all transactions in the future between the Company and its executive officers, directors, holders of 10% or more of the shares of any class of its common stock and affiliates thereof, will contain terms no less favorable to the Company than could have been obtained by it in arm's-length negotiations with unaffiliated persons and will be approved by a majority of independent outside directors of the Company not having any interest in the transaction.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Exchange Act requires the Company's executive officers and directors, and persons who own more than 10% of the Common Stock to file with the SEC reports of ownership and changes of ownership. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all filing requirements applicable to its executive officers, directors and greater than 10% beneficial owners for the fiscal year ended June 30, 1998 were complied with.

                              -------------------

                                  PROPOSAL 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

                              -------------------

General

      The Board of Directors has appointed the firm of Wolf & Company, P.C. to act as independent auditors for the Company for the fiscal year ending June 30, 1999, subject to ratification of such appointment by the Company's stockholders. A representative of Wolf & Company, P.C. is expected to be present at the Annual Meeting and will be given an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions. No determination has been made as to what action the Board of Directors would take if the stockholders do not ratify Wolf & Company's appointment.

Vote Required

      The ratification of the appointment by the Board of Directors of Wolf & Company, P.C. as the Company's independent auditors requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock represented, in person or by proxy, at the Annual Meeting and entitled to vote thereon. Accordingly, shares as to which the "ABSTAIN" box has been selected on the Proxy Card will be counted as present and entitled to vote and will have the effect of a vote against Proposal 2. Shares underlying broker non-votes will not be counted as present and entitled to vote and will have no effect on the vote for Proposal 2.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" APPROVAL OF THE RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.


                             ADDITIONAL INFORMATION

Notice of Business to be Conducted at Annual Meeting

      The Bylaws of the Company provide an advance notice procedure for a stockholder to properly bring business before an annual meeting or to nominate any person for election to the Board of Directors. The stockholder must be a stockholder of record and have given timely notice thereof in writing to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to or received by the Secretary not later than the following dates:
(i) with respect to an annual meeting of stockholders, sixty (60) days in advance of such meeting if such meeting is to be held on a day which is within thirty (30) days preceding the anniversary of the previous year's annual meeting, or ninety (90) days in advance of such meeting if such meeting is to be held on or after the anniversary of the previous year's annual meeting; and
(ii) with respect to an annual meeting of stockholders held at a time other than within the time periods set forth in the immediately preceding clause (i), the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to stockholders. Notice shall be deemed to first be given to stockholders when disclosure of such date of the meeting of stockholders is first made in a press release reported to Dow Jones News Services, Associated Press or comparable national news service, or in a document publicly filed by the Company with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act. A stockholder's notice to the Secretary shall set forth such information as required by the Bylaws of the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card relating to an annual meeting any stockholder proposal or nomination which does not meet all of the requirements for inclusion established by the SEC in effect at the time such proposal or nomination is received. See "--Date For Submission of Stockholder Proposals."

Date for Submission of Stockholder Proposals

      Any stockholder proposal intended for inclusion in the Company's proxy statement and proxy card relating to the Company's 1999 Annual Meeting of Stockholders must be received by the Company by May 19, 1999, pursuant to the proxy soliciting regulations of the SEC. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and proxy card for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the Rules and Regulations promulgated by the SEC under the Exchange Act.

Other Matters

      As of the date of this Proxy Statement, the Board of Directors of the Company does not know of any other matters to be brought before the stockholders at the 1998 Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named in the accompanying proxy card will vote the shares represented by all properly executed proxies on such matters in such manner as shall be determined by a majority of the Board of Directors of the Company.


                                       By Order of the Board of Directors,


                                       /s/ LORRAINE P. SILVA
                                       Lorraine P. Silva
                                       Secretary

Medford, Massachusetts
September 23, 1998


TO ASSURE THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.



                                 [PROXY CARD]

Mystic Financial, Inc.                                          REVOCABLE PROXY


                     This Proxy is solicited on behalf of
               the Board of Directors of Mystic Financial, Inc.
     for the Annual Meeting of Stockholders to be held on October 21, 1998.

      The undersigned stockholder of Mystic Financial, Inc. hereby appoints Richard M. Kazanjian, John J. McGlynn and Robert H. Surabian, each of them, with full powers of substitution, to represent and to vote as proxy, as designated, all shares of common stock of Mystic Financial, Inc. held of record by the undersigned on August 28, 1998, at the 1998 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 10:00 a.m., Eastern Time, on October 21, 1998, or at any adjournment or postponement thereof, upon the matters described in the accompanying Notice of the 1998 Annual Meeting of Stockholders and Proxy Statement, dated September 23, 1998, and upon such other matters as may properly come before the Annual Meeting. The undersigned hereby revokes all prior proxies.

      This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted FOR the election of all nominees listed in Item 1 and FOR the proposal listed in Item 2.


           PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE
               AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


  ---------------------------------------------------------------------------
 |   The Board of Directors unanimously recommends a vote "FOR" all of the   |
 |   nominees named in Item 1 and a vote "FOR" the proposal in Item 2.       |
  ---------------------------------------------------------------------------


Please mark your vote as           [X]
indicated in this example

I will attend the Annual Meeting   [ ]

1.    Election of four Directors.

Nominees: Lorraine P. Silva, John A. Hackett and Julie Bernardin for terms of three years each; Frederick N. Dello Russo for a term of one year.

                         FOR                            WITHHOLD
               All nominees (except                 for all nominees
               as otherwise indicated)
                         [ ]                              [ ]

Instruction: TO WITHHOLD AUTHORITY to vote for any individual nominee, write that nominee's name in the space provided:

2. Ratification of the appointment of Wolf & Company, P.C. as independent auditors for the fiscal year ending June 30, 1999.

               FOR                  AGAINST                     ABSTAIN
               [ ]                    [ ]                         [ ]

The undersigned hereby acknowledges receipt of the Notice of the 1998 Annual Meeting of Stockholders and the Proxy Statement, dated September 23, 1998 for the 1998 Annual Meeting.


---------------------------------------------------------------------------

---------------------------------------------------------------------------
(Signature(s))

Dated: -----------------------------------, 1998

Please sign exactly as your name appears on this proxy. Joint owners should each sign personally. If signing as attorney, executor, administrator, trustee or guardian, please include your full title. Corporate or partnership proxies should be signed by an authorized officer.